SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): October 6, 1997



                           LIBERTY TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




        Pennsylvania                     0-21274                   23-2295708
(State or Other Jurisdiction           (Commission              (I.R.S. Employer
     of Incorporation or                   file                  Identification
        Organization)                    number)                     Number)



                            555 North Lane, Lee Park
                        Conshohocken, Pennsylvania 19428
                    (Address of principal executive offices)


                                 (610) 834-0330
              (Registrant's telephone number, including area code)


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                         Exhibit Index Appears on Page 8

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Items 1-4. Not Applicable

Item 5.    Other Events.

     On May 1, 1996, the Board of Directors of Liberty Technologies, Inc., a Pennsylvania corporation (the "Company"), declared a distribution of one Right (as defined below) for each outstanding share of Common Stock, par value $.01 per share (the "Company Common Stock"), to stockholders of record at the close of business on May 17, 1996 (the "Record Date") and for each share of Company Common Stock issued (including shares distributed from Treasury) by the Company thereafter and prior to the Distribution Date. Each Right entitles the registered holder, subject to the terms of the Rights Agreement dated as of May 1, 1996 with StockTrans, Inc., as Rights Agent (the "Rights Agreement") to purchase from the Company one one-thousandth of a share (a "Unit") of Series A Preferred Stock, par value $.001 per share (the "Preferred Stock"), at a Purchase Price of $48.00 per Unit, subject to adjustment (the "Right"). The Purchase Price is payable in cash or by certified or bank check or money order payable to the order of the Company.

     On October 6, 1997, the Company amended and restated the Rights Agreement (the "Amended and Restated Rights Agreement"). The Amended and Restated Rights Agreement exempts from its definition of Acquiring Person (as defined below) any person that acquires, obtains the right to acquire, or otherwise obtains beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock without any intention of changing or influencing control of the Company provided that such person, as promptly as practicable, divests himself or itself of a sufficient number of shares of Common Stock so that such person would no longer own 15% or more of the outstanding shares of Company Common Stock. The Amended and Restated Rights Agreement also designates L. Mark Newman, Larry D. Hornbeck, Don V. Ingram, Stephen F. Smith, Stephen A. Wells, Walter Epstein, Energy Consolidation, Inc., Atalanta Investment Company and Atalanta Selective Fund Number Six, Limited Partnership as Exempt Persons, so long as those parties and their affiliates and associates are in compliance with the Standstill Agreement between the Company and certain of the aforementioned individuals and entities dated August 18, 1997. In addition, the Amended and Restated Rights Agreement makes certain minor changes, corrects certain errors, and provides the independent directors of the Company with some discretion in determining when the Distribution Date (as defined below) shall occur and the date until which the Rights may be redeemed. The description and terms of the Rights are set forth in an Amended and Restated Rights Agreement.

     Copies of the Amended and Restated Rights Agreement and the Designation are available free of charge from the Company. This summary description of the Amended and Restated Rights Agreement, the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Amended and Restated Rights Agreement and the Designation, including the definitions therein of certain terms, which Amended and Restated Rights Agreement and Designation are incorporated herein by reference.

The Amended and Restated Rights Agreement

     Pursuant to the terms of the Amended and Restated Rights Agreement, the Rights initially will attach to all certificates representing shares of outstanding Company Common Stock, and no

                                  Page 2 of 69

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separate Rights Certificates will be distributed. The Rights will separate from the Company Common Stock and the "Distribution Date" will occur (i) upon the earlier of (x) 10 business days following a public announcement (the date of such announcement being the "Stock Acquisition Date") that a person or group of affiliated or associated persons (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or such subsidiary) (an "Acquiring Person") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock, and (y) 10 business days following the commencement of a tender offer or exchange offer that would result in an Acquiring Person owning 15% or more of the then outstanding shares of Company Common Stock, or (ii) such later date as may be determined by action of a majority of the independent members of the Board of Directors (such determination to be made prior to such time as any person becomes an Acquiring Person pursuant to (x) or (y) above). As noted above, the Amended and Restated Rights Agreement exempts from its definition of Acquiring Person any person that acquires, obtains the right to acquire, or otherwise obtains beneficial ownership of 15% or more of the then outstanding shares of Company Common Stock without any intention of changing or influencing control of the Company provided that such person, as promptly as practicable, divests himself or itself of a sufficient number of shares of Common Stock so that such person would no longer own 15% or more of the outstanding shares of Company Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (ii) new Company Common Stock certificates issued after the Record Date (also including shares distributed from Treasury) will contain a notation incorporating the Amended and Restated Rights Agreement by reference and (iii) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on the tenth anniversary of the Rights Agreement unless earlier redeemed by the Company as described below.

     As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

     In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (ii) a Person becomes the beneficial owner of 15% or more of the then outstanding shares of Company Common Stock, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Amended and Restated Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., by means of a reverse stock split or recapitalization), then, in each such case, each holder of a Right will thereafter have the right to receive, upon exercise, Units of Preferred Stock (or, in certain circumstances, Company Common Stock, cash, property or other securities of the Company) having a current market value equal to two times the exercise price of the Right. The exercise price is the Purchase Price multiplied by the number of Units of Preferred Stock issuable

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upon exercise of a Right prior to the events described in this paragraph.
Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Amended and Restated Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

     In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation (other than a merger described in the preceding paragraph), (ii) any Person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person or (iii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a current market value equal to two times the exercise price of the Right.

     In light of the fact that certain stockholders of the Company currently own in excess of 15% of the outstanding Company Common Stock, the Amended and Restated Rights Agreement exempts those stockholders from triggering the distribution of the Rights ("Exempt Persons") unless they, individually or together with their affiliates or associates, increase their beneficial ownership of outstanding Company Common Stock by more than 5% of the then outstanding shares of Company Common Stock. These stockholders consist of Edison Venture Fund, L.P., and their affiliates and associates. The Amended and Restated Rights Agreement also designates L. Mark Newman, Larry D. Hornbeck, Don
V. Ingram, Stephen F. Smith, Stephen A. Wells, Walter Epstein, Energy Consolidation, Inc., Atalanta Investment Company and Atalanta Selective Fund Number Six, Limited Partnership as Exempt Persons, so long as those parties and their affiliates and associates are in compliance with the Standstill Agreement between the Company and certain of the aforementioned individuals and entities dated August 18, 1997.

     The Purchase Price payable, and the number of Units of Preferred Stock issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to the holders of the Preferred Stock of evidences of indebtedness, cash or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional Units. In lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock prior to the date of exercise.

     At any time until (i) ten business days following the Stock Acquisition Date or (ii) such later date as a majority of the independent members of the Board of Directors shall determine (such determination to be made prior to the date specified in (i) above), a majority of the Independent

                                  Page 4 of 69

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Directors may redeem the Rights in whole, but not in part, at a price of $.001 per Right (subject to adjustment in certain events) (the "Redemption Price"), payable, at the election of such majority of the Independent Directors, in cash or shares of Company Common Stock. Immediately upon the action of a majority of the Independent Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Units of Preferred Stock (or other consideration).

     Any of the provisions of the Amended and Restated Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Amended and Restated Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Amended and Restated Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

The Preferred Stock

     The Units of Preferred Stock that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company.

     Each Unit of Preferred Stock will be entitled to dividends at the same rate per share as dividends declared on the Company Common Stock and shall be entitled to payment of dividends to the extent dividends are declared on the Company Common Stock. In the event of liquidation, the holder of a Unit of Preferred Stock will receive the per share amount paid in respect of a share of Company Common Stock.

     In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Unit of Preferred Stock will be entitled to receive the per share amount paid in respect of each share of Company Common Stock. Each Unit of Preferred Stock will have one vote, voting together with the Company Common Stock. The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

     Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Unit of Preferred Stock that may be acquired upon the exercise of each Right should approximate the economic value of one share of the Company Common Stock.

Item 6.    Not Applicable.


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Item 7.   Exhibits.

          4.1 Amended and Restated Rights Agreement, dated as of October 6, 1997, between Liberty Technologies, Inc. and StockTrans, Inc., including Form of Series A Rights Certificate (as amended) (Exhibit A), Form of Designation (Exhibit B), and Form of Summary of Rights (as amended) (Exhibit C).

Item 8.   Not Applicable.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LIBERTY TECHNOLOGIES, INC.


Date: October 6, 1997                  By: /s/ R.Nim Evatt
                                          ----------------
                                          R. Nim Evatt
                                          President and Chief Executive Officer








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                                  EXHIBIT INDEX

Exhibit                                                               Sequential
  No.                              Description                         Page No.
  ---                              -----------                         --------

4.1            Amended and Restated Rights Agreement, dated as of         9
               October 6, 1997, between Liberty Technologies,
               Inc. and StockTrans, Inc., including Form of
               Series A Rights Certificate (as amended) (Exhibit
               A), Form of Designation (Exhibit B), and Form of
               Summary of Rights (as amended) (Exhibit C).



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